Trade and Other Receivables	12 Months Ended
Dec. 31, 2022
Trade and Other Receivables
Trade and Other Receivables

9. Trade and Other Receivables

Trade and other receivables consist of the following:

	As of December 31,
	2021	2022
Trade receivables	574	3,207
VAT receivable	922	832
Accrued income	10,426	8,647
Insurance claims	7,839	1,444
Other receivables	8,834	8,767
Total	28,595	22,897

Trade and other receivables are amounts due from third parties for services performed in the ordinary course of business. They are generally due for settlement immediately and therefore are all classified as current. Trade and other receivables are recognized initially at the amount of consideration that is unconditional unless they contain certain significant financing components, at which point they are recognized at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest rate method.

Accrued income represents net revenues receivable from charterers, which have not yet been invoiced; all other amounts not yet invoiced are included under Other receivables.

As of December 31, 2021 and 2022 no allowance for expected credit losses was recorded.